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                                                                    Exhibit 10.7

            "CONFIDENTIAL TREATMENT REQUESTED BY ACTIVBIOTICS, INC."

                                LICENSE AGREEMENT

                                     between

                            Merlin Technologies, Inc.

                                       and

                               Kaneka Corporation

                               September 27, 2001

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

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                     AMENDED AND RESTATED LICENSE AGREEMENT

          THIS AMENDED AND RESTATED LICENSE AGREEMENT is dated and entered into as of September 27, 2001, between Kaneka Corporation, a Japanese corporation having its principal place of business at 2-4, Nakanoshima 3-Chome, Kita-Ku, Osaka 530-8288, Japan ("Licensor"), and Merlin Technologies, Inc., a Delaware corporation having its principal place of business at 2 Oliver Street, 3rd Floor, Boston, MA 02109, U.S.A. ("Licensee"), and is effective as of July 24, 2001 ("the Effective Date").

                                   WITNESSETH:

     WHEREAS, Licensor has developed a certain Compound as hereinafter defined and possesses certain patents, know-how and confidential technical information relating thereto, and

     WHEREAS, Licensee desires to acquire from Licensor an exclusive license, on the terms set forth herein, to make, use and sell Compound and Products, as hereinafter defined, and

     WHEREAS, subject to all the terms and conditions of this Agreement, Licensor is willing to grant to Licensee such exclusive license, and

     WHEREAS, the parties entered into a License Agreement as of July 24, 2001 and desire to amend and restate such Agreement to read in full and as set forth in this amended and restated License Agreement (as amended and restated, "this Agreement").

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

ARTICLE 1. DEFINITIONS

          As used herein, the following terms shall have the following meanings:

     1.1 "Analog Product" or "the Analog Product" shall mean any pharmaceutical product manufactured from a Compound Analog.

     1.2 "Commercial Production" shall mean production of a Product for the purpose of commercial sales.

     1.3 "Compound" shall mean KRM-1648, which is described in Appendix 1 attached hereto.

     1.4 "Compound Analog" shall mean any analogs of Compounds developed by Licensor or covered by Licensor's Patents listed in Appendix 3.

     1.5 "Trademark" shall mean any trademarks or names or registered names or generic names with respect to Compound and Compound Analogs that is owned by Licensor or as to which Licensor otherwise has a transferable interest.

     1.6 "FDA" shall mean the United States Food and Drug Administration or any successor to that agency.

     1.7 "Field" shall mean any and all possible indications and uses of the Compound for

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TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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prevention, treatment or diagnosis of disease in humans or animals, subject to the terms of Section 2.1(b) hereof with respect to veterinary applications.

     1.8 "IND" shall mean designations by the FDA of a product as an Investigational New Drug.

     1.9 "Intellectual Property" means:

          (a) the Patents; and

          (b) the Technical Information

     1.10 "NDA" shall mean a New Drug Application to the FDA or a relevant procedure in a Country in the Territory in respect of a Product.

     1.11 "Net Sales" shall mean the amounts received by Licensee and/or its sub-icensee(s), or Licensor and/or its sub-licensee(s), as the case may be, from independent customers who are not affiliates of Licensee, Licensor or their respective Sub-licensees, for the sale of a Product or Analog Product, less(a) trade, cash and/or quantity discounts actually allowed and taken; (b) excises, sales taxes, value added taxes, duties and the like paid by the buyer in addition to the sales price of the goods; (c) amounts repaid or credited by reason of purchase charge backs, recalls, rebates (including government mandated rebates), rejections defects or returns; and (d) freight, postage and transportation insurance paid for and separately identified on the invoice or other documentation maintained in the ordinary course of business.

     1.12 "Option Country" shall mean any of Japan, Korea, People's Republic of China (including Hong Kong SAR), India, Taiwan and the Philippines.

     1.13 "Patents" shall mean Licensor's United States, European and other countries issued patents and applications for patents relating to the Compound, now or hereafter issued or applied for, the inventions which are described and claimed therein, any reissues, divisions, substitutions, continuations, continuations-in-part, re-examinations and improvements thereon and extensions thereof, and any corresponding patent rights in any other country. All Patents heretofore issued and any pending applications are set forth in Appendix 2 attached hereto.

     1.14 "Products" or "the Product" shall mean any pharmaceutical product manufactured from the Compound.

     1.15 "Technical Information" shall mean any know-how, technical, scientific and medical facts, data, advice or other information, written (in the form of reports, drawings, specifications and the like) or oral, tangible or intangible, which is now or hereafter controlled or possessed by Licensor and which Licensor has the right to license (a) relating to a Product or for conversion of the Compound to a Product, (b) relating to the manufacture of the Compound, provided such information is required for application of IND or NDA for the Product, (c) relating to marketing of a Product, or (d) required to comply with applicable laws or regulations. Technical information shall include, but not be limited to, patent files, manufacturing know-how, clinical tests and test results, regulatory submissions and correspondence files, and any other proprietary or trade secret information concerning the Compound and Intellectual Property subject to the confidentiality provisions hereof.

     1.16 "Territory" shall mean all the countries of the world, subject to certain rights retained by Licensor to Option Countries pursuant to Section 2.1
(a) hereof.

     1.17 "Follow On License" shall mean license agreements for Products based on Compound analogs described in Patents listed in Appendix 3 of this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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ARTICLE 2. GRANT OF LICENSE

     2.1 Grant. (i) Licensor hereby grants to Licensee a license to the Compound and Intellectual Property (a) to research, develop, make, have made, use and sell Compound and (b) to develop, make, have made, import, export, use, distribute for sale, promote, market, offer for sale, import, export and sell (on a royalty basis only, except in the case of compassionate use or in the case of clinical trials prior to the issuance of a United States NDA approval) Products in the Field in the Territory in accordance with the terms of this Agreement. This License shall be an exclusive license, with the right to sublicense, except to the extent Licensor has retained certain rights to the Option Countries as set forth below and, further, to the extent Licensor has retained the right to manufacture the Compound pursuant to Article6 hereof.

          (ii) Licensor hereby grants to Licensee a license to the Compound Analogs and Intellectual Property (a) to research, develop, make, have made, use and sell Compound Analog and (b) to develop, make, have made, import, export, use, distribute for sale, promote, market, offer for sale, import, export and sell (on a royalty basis only, except in the case of compassionate use or in the case of clinical trials prior to the issuance of a United States NDA approval) Analog Products in the Field in the Territory in accordance with the terms of this Agreement. This License shall be an exclusive license, with the right to sublicense, except to the extent Licensor has retained certain rights to the Option Countries as set forth below and, further, to the extent Licensor has retained the right to manufacture the Compound Analogs.

          (iii) Licensor agrees to assign and hereby assigns to Licensee all right, title and interest in and to the Trademarks, subject to the condition that in the event that Licensor executes the option to sell Product or Analog Product in any Option Country in accordance with this Agreement, Licensee shall grant to Licensor a license to use such trademark(s) in such Option Country.

          (a) When Licensee applies for an NDA for a Product or Analog Product in any country in the Territory, Licensee shall notify Licensor thereof in writing as soon as practically possible. For a period of three (3) months from Licensor's receipt of the notice from Licensee, Licensor may execute an option to an exclusive license, to develop, make, have made, use and sell such Product or Analog Product in any or all of the Option Countries, by a written notice to Licensee. If Licensor properly exercises the option, Licensee shall grant to Licensor such license upon the same terms applied to the Licensee from the Licensor in this agreement, and Licensor shall use its best efforts to develop, make, have made and sell the Product or Analog Product in the selected Option Countries and Licensor shall pay to Licensee a counter-royalty equivalent to the royalty owing from Licensee to Licensor pursuant to Section 3.1 (d) of this Agreement. If Licensor properly exercises the option, it may be terminated upon written notice from Licensee to Licensor upon same terms as described from Licensee to Licensor in Section 7.4 of this Agreement. If Licensor declines or fails to exercise the option with respect to an Option Country in such three-month period, Licensor shall have no further rights to develop, use, make, have made or sell the Product or Analog Product in such Option Country.

          (b) Should Licensor or Licensee receive from a third party a formal inquiry for sublicense in one or more countries of the Option Countries, Licensor or Licensee shall notify Licensee or Licensor thereof in writing, and Licensor and Licensee shall negotiate in good faith in order to decide how to treat such inquiry within three (3) months from such notice by Licensor or Licensee.

          (c) Licensee shall use reasonable good faith efforts to develop Product or Analog Product for veterinary uses during the term of this Agreement. Licensee shall inform Licensor (not less than annually) of the status of such development. In the event Licensor reasonably determines that Licensee has not made significant progress toward market introduction of Product or Analog Product for veterinary uses, Licensor shall inform Licensee in writing of such fact and the basis for Licensor's determination. Licensee shall then have three months in which to cure or to initiate a cure of the default. In the event Licensee has not affected a cure or not made significant progress in good faith to effect a cure

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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within three months from Licensor's written notice, at Licensor's election, the
"Field" as used in this Agreement shall be limited to non-veterinary uses.

          (d) Licensee shall periodically report, semiannually, to the Licensor the progress of projects using the Product or Analog Product for non-veterinary use.

     2.2 Technical Information and Support. Within three (3) months after the execution of this Agreement, Licensor shall disclose and furnish to Licensee all Patent actions and prosecutions as well as Technical Information in the possession of Licensor at the date hereof. In addition, to the extent deemed necessary by Licensee and subject to the agreement of Licensor, Licensor shall provide such technical support necessary or desirable to enable Licensee to develop, market and sell Product and Analog Product. Immediately upon execution of this Agreement, Licensor shall undertake all necessary and appropriate actions to assign all IND's and related files at any regulatory agency within the Territory to Licensee. Licensor shall provide all Technical Information obtained from any prior licensee(s), to the extent that Licensor has the right to do so, with particular emphasis on information related to regulatory and clinical matters. Licensor shall provide a list of all third parties who were provided with Compound for research purposes and shall provide introductions to those parties if so requested by Licensee.

     2.3 Sub-licenses. Licensee may grant sublicenses hereunder to third parties ("Sub-licenses"), provided however that (i) for Sub-licenses to manufacture Compound and Compound Analog in the Territory, and (ii) for Sublicense to market Product and Analog Product within the Option Countries, Licensee shall inform the outline of such Sub-license Agreement to Licensor for its consent, who's consent shall not be unreasonably withheld, and (iii) for Sub-license to market Product and Analog Product in the Territory excluding Option Countries, Licensee does not need to inform Licensor for its consent. Promptly following execution of a Sub-license, Licensee shall give Licensor a copy of the Sub-license. Licensee shall not grant a Sub-license unless Licensee's rights thereunder are no less favorable to Licensee than Licensor's rights under Section 3.1 (d) of this Agreement are to Licensor. Licensee shall require each Sub-licensee hereunder to comply with its Sub-license, and shall take such action as may be reasonably necessary to obtain such compliance, including, without limitation, the institution of legal proceedings.

     2.4 Termination of Sub-license. Any Sub-license granted by Licensee under
Section 2.3 shall provide that either (a) such sub-license will terminate no later than the date of termination of this Agreement; or (b) upon any termination of this Agreement, such sub-license shall automatically be assigned to Licensor provided that (i) the sub-licensee agrees in writing that Licensor may enforce the terms of such sub-license directly against the sub-licensee,
(ii) the sub-license is subordinate to this Agreement, and (iii) the Licensor shall have no obligation as a result of such assignment except to keep the sub-license in effect.

     2.5 Territorial Limitation on Sub-licenses, Sub-licensee shall not directly or indirectly sell the Product or Analog Product to a person where Sub-licensee is aware, or ought reasonably to be aware, that the person is proposing to use, make or sell the Product or Analog Product outside the sub-licensed territory.

     2.6 Extension of Patent Term. Upon the request of Licensee, Licensor will execute and file any appropriate application to extend the term of any Patent and any other document related to such application for extension.

     2.7 Use of Compound Limited to Product. Licensee will use the Compound only in connection with the development, manufacture and sale of the Product.

     2.8 Right to Compound Analogs. In consideration of the license granted under Section 2.1(ii), Licensee shall pay Licensor [***] dollars
($[***] USD), which payment shall be made by

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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October 24, 2001.

     2.9 Improvement. In the event that either of the party develops new technology, patentable or not, which may significantly improve the production efficiency or quality of Compound or Product or Compound Analog or Analog Product, the party shall notify thereof to the other party in writing, and if the notified party be interested in the licensing of such technology, the parties hereto shall have a first refusal right to negotiate such licensing in good faith.

ARTICLE 3. CONSIDERATION, METHOD OF PAYMENT AND RECORD KEEPING

     3.1 Consideration and Method of Payment. In consideration for the license granted by Licensor hereunder and as the fee for furnishing Technical Information, Licensee shall pay to Licensor, the payments set forth in this
Section 3.1, less all applicable withholding taxes or other taxes equivalent thereto which Licensee shall remit directly to the appropriate taxing authorities. Licensor acknowledges that Licensor has been paid ninety thousand dollars as of the signing of this Amended and Restated License Agreement.

          (a) Initial Payment. Upon execution hereof, Licensee shall pay [***] dollars ($[***]) to Licensor, which shall include (i) [***] dollars ($[***]) in cash and (ii) either [***] dollars ($[***]) in cash or [***] dollars
($[***]) in the form of common stock of the Licensee (such stock to be valued at a price per share equal to that paid by Licensee's then most recent equity investor) at the sole option of the licensee. Within three months of the Effective Date of this Agreement, Licensee shall pay an additional [***] dollars ($[***]) in cash to Licensor.

          (b) First Milestone Payment. Licensee shall pay Licensor [***] dollars ($[***]) which shall include (i) ([***]) dollars [$***] in cash and (ii) [***] dollars ($[***]) in cash or [***] dollars ($[***]) in the form of common stock of the Licensee (such stock to be valued at a price per share equal to that paid by Licensee's then most recent equity investor), such form of payment to be determined by the Licensee and the Licensor through discussions and upon reaching a reasonable agreement, upon demonstration of human clinical efficacy of a Product by Licensee or its Sub-licensee (i.e,. transition from Phase II to Phase III trials, which shall be indicated by enrollment of the first five patients in a pivotal Phase III trial) in at least one indication of the following indications: MAC in AIDS patients, M. tuberculosis, H. Pylori in Peptic ulcer patients, Chlamydia pneumoniae in Multiple Sclerosis or Atherosclerosis, Chlamydia trachomatis in Sexually Transmitted Disease or Community acquired pneumonia patients or Staphylococcus aureus infection.

          (c) Final Milestone Payment. Upon NDA approval obtained by Licensee or its Sub-licensee in the United States, Europe or Japan, Licensee shall pay Licensor [***] ($[***]) which shall include (i) [***] dollars ($[***]) in cash and (ii) [***] dollars ($[***]) in cash or [***] dollars ($[***]) in the form of common stock of the Licensee (such stock to be valued at a price per share equal to that paid by Licensee's then most recent equity investor) at the sole option of the Licensee.

          (d) Royalties. Licensee shall pay to Licensor royalties payment based on the Net Sales of the Product. The royalty shall be paid quarterly within sixty (60) days of the close of Licensee's fiscal quarter and shall be equal to [***] percent ([***]%) of the Net Sales of Product, [***] percent ([***]%) in the case of combination product(s) containing Compound as an active component wherein Licensee must pay a royalty to a third party or already acquired it from a third party with no royalty payments or developed it internally de novo, and [***] percent ([***]%) for a combination product containing Compound as one of the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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active components where Licensee does not pay a royalty to a third party. In the case of a Product for veterinary use, where Compound is the only active ingredient for which the royalty is paid, the royalty shall be equal to [***] percent ([***]%) of the Net Sales, and [***] percent (***%) in the case of combination Product(s) wherein Licensee must pay a royalty to a third party.

          (e) Due Diligence. Licensor may elect to convert this Agreement to a non-exclusive license agreement with the same terms and conditions upon thirty
(30) days prior written notice to Licensee if (a) an NDA has not been approved in the United States as of a date seven (7) years from the Effective Date of this Agreement, or (b) Licensee has not marketed a Product or Analog Product within twenty-four (24) months following NDA approval. Notwithstanding the foregoing, this Agreement shall remain as an exclusive license for two years following the date set forth in clause (a) or clause (b) above, as applicable, if Licensee pays Licensor during such two-year period a minimum annual royalty of [***] the difference between the actual royalties paid during each year of such minimum royalty period and such [***] minimum to be payable within 90 days of the end of Licensee's fiscal year during each year of such minimum period (and such [***] minimum to be prorated to account for any portion of Licensee's fiscal year during which such minimum royalty obligation is not applicable)

          (f) Analog Royalties. Licensee shall pay to Licensor royalties payment based on the Net Sales of the Analog Product. The royalty shall be paid quarterly within sixty (60) days of the close of Licensee's fiscal quarter and shall be equal to [***] percent ([***]%) of the Net Sales of Analog Product, [***] percent ([***]%) in the case of combination product(s) containing [***] Compound Analog as an active component wherein Licensee must pay a royalty to a third party or already acquired it from a third party with no royalty payments or developed it internally de novo, and [***]% for a combination product containing Compound Analog as one of the active components where Licensee does not pay a royalty to a third party. In the case of a Analog Product for veterinary use, where Compound Analog is the only active ingredient for which the royalty is paid, the royalty shall be equal to [***] percent ([***]%) of the Net Sales, and [***] percent [***] in the case of combination Analog Product(s) wherein Licensee must pay a royalty to a third party.

          (g) With respect to Analog Product, upon approval of a New Drug Application therefor in the United States or the equivalent thereof in Europe or Japan, Licensee shall pay Licensor [***] dollars ($[***]), and no other milestone payments.

     3.2 Officer's Certificate. With each payment made pursuant to Section 3.1(d) hereof, Licensee shall provide Licensor with a certificate signed by an officer of Licensee which states the total amount due and payable and the manner in which that amount was calculated and which certifies that the information so provided is true and correct.

     3.3 Books and Records. Licensee shall, and shall use its reasonable endeavors to require that its sub-licensees shall, keep full, true and accurate books of accounts and records which truly and accurately disclose the number of the Product and Analog Product sold by it or its sub-licensees in the Territory and all matters relating to those sales which are relevant for the purposes of determining the royalty to be paid by Licensee to Licensor. Such books and records shall be retained for three (3) years following the occurrence of such sales and shall be in the form which enables speedy and accurate checks to be made thereof and shall be supported by all relevant vouchers, invoices, work orders, delivery notes, receipts and the like, all of which shall be cross-referenced.

     3.4 Inspection. Licensee shall, and shall require that its sub-licensees shall, not more frequently than once per calendar year, make the aforesaid books of accounts and records available for inspection by Licensor or its authorized representative at any reasonable time during business hours upon reasonable request at no charge by Licensee to Licensor. Licensor or its duly authorized representative shall be entitled to take copies of or extracts from any such account or record. Licensor and its authorized

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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representative shall hold any such information in strict confidence except to the extent necessary to enforce Licensor's rights under this Agreement.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

     4.1 Representations of Licensor. Licensor represents and warrants that it owns the Compound and the Intellectual Property exclusive of any and all rights of any other person or entity. Licensor agrees that it shall not enter into any agreement or arrangement that would limit Licensor's right to license the Patents to Licensee pursuant to this Agreement.

     4.2 Patent Defense. Each party hereto shall be responsible for maintenance and defense of its patent portfolios relating to the Compound or Compound Analog or Product or Analog Product. However, if Licensor elects not to defend in a given country, then Licensee shall have the right to defend at its expense. If Licensee desires to maintain a certain patent or prosecute a certain application in a Country in the Territory, which Licensor will not maintain or prosecute, by written request by Licensee, Licensor will, on behalf of Licensee, pay maintenance or prosecution fees therefore. Licensee shall reimburse Licensor for such maintenance or prosecution fees plus administrative charge (five percent - 5 % - of such maintenance or prosecution fees incurred by Licensor for each patent or patent application in each country in the Territory. If this Agreement terminates, each party has no responsibility for maintenance of the patents listed in Appendix 2, Appendix 3 and Appendix 4. Licensor and Licensee agree that the patents and designated countries, described in Appendix 4, are really required and valuable for maintenance, as part of this Agreement. Licensor will keep Licensee informed of all patent ongoing actions and prosecutions listed as Patents and Countries requiring maintenance listed in Appendix 4. In addition, to the extent Licensor refuses to maintain or abandons a Patent that Licensee desires to maintain, Licensor shall assign such Patent to Licensee at Licensee's expense. As to the pending European Patent Application(s) at the European Patent Office on the execution of this Agreement, Licensor shall be responsible for the prosecution of such application(s). After such application(s) will be patented, if Licensee desires to maintain such patent(s) in certain countries of EC and Licensor will not maintain such patent(s) in such countries, Licensor shall assign such patent(s) to Licensee at Licensee's expenses incurred by Licensor after the execution of this Agreement.

     4.3 Right to Grant License. Licensor represents and warrants that it has the right to grant the license as set forth in Section 2.1.

     4.4 Patents. Licensor represents and warrants that it is unaware of any information that would adversely affect the validity or enforceability of the Patents. To the best of Licensor's knowledge, actual and constructive, there are no pending or threatened claims of litigation brought by a third party under any third party patent, trade secret or other third party right regarding the Intellectual Property. Except as set forth in the preceding sentences, Licensor does not give any warranty that the manufacture, sale or use of the Product or Analog Product will not infringe the intellectual property rights of any third party.

     4.5 Name of Licensor. Licensor represents and warrants that Kaneka Corporation is the English language name of Kanegafuchi Kagaku Kogyo Kabushiki Kaisha and both names refer to the same corporation.

     4.6 Licensor represents and warrants that it is unaware of any regulatory information that would adversely affect the development and registration of the Product or any Analog Product other than as contained in Technical Information to be provided to Licensee in accordance with Section 2.2.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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ARTICLE 5. INFRINGEMENT

     5.1 Notification. If any Patent is infringed by a third party, either party hereto learning of such infringement shall promptly inform the other party hereto. In the event that Licensor shall not promptly take and diligently pursue action to enjoin the infringement, Licensee shall have the right to take legal action to enjoin the infringement in its own name or jointly with Licensor.

     5.2 Action by Both Parties. If either of the parties hereto files an infringement action, then the other party may join in the lawsuit, in which case each party hereto shall pay fifty percent (50%) of the expenses of the litigation. Except as provided in Section 5.3 below, the net amount of any recovery from a third party by judgment or settlement with respect to a claim of infringement of any Patent shall be paid to the parties in the same proportion as they have shared the expenses of conducting the suit.

     5.3 Action by One Party. If the other party hereto does not join such suit, other than as a nominal plaintiff, then the party filing such suit shall pay all expenses related to such suit and shall retain the entire net amount of any settlement or judgment award as an extraordinary gain outside of this Agreement. If it is the Licensee who successfully defend the Patent in a country in the Territory, then Licensor shall assign the Patent in that country to Licensee.

     5.4 Cooperation. Licensor and Licensee will cooperate with each other in connection with any claim or litigation involving a third party involving alleged infringement by or with respect to any Patent.

     5.5 Abandonment. In the event that Licensor elects not to file a patent application or decides to abandon any pending application or granted patent in any country, Licensor shall provide adequate notice to Licensee and give Licensee the opportunity to file or maintain such application or patent at its own expense; provided, however, that except for the right to file and maintain such patent rights, the ownership rights of Licensor to such patent rights shall not be affected by reason of this paragraph.

     5.6 Maintenance upon Termination. If this Agreement terminates in accordance with Article 7, neither party shall be obligated to maintain the Patents listed in Appendix 2 attached hereto.

ARTICLE 6. SUPPLY OF COMPOUND

     6.1 Product Development. Licensor shall supply, from its current stock bulk batch on hand, quantities of Compound required for Product development and for use during the development of registration dossiers within the Territory at no charge to Licensee. The precise amount and timing of supply shall be defined within twelve (12) months from the Effective Date of this Agreement and agreed by both parties. Licensee shall be responsible for the costs of shipping, insurance and duties directly incurred from this supply obligation. Licensor shall supply Licensee Compound Analog, which Licensor reserves.

     6.2 Commercial Supply. Notwithstanding the terms of Section 6.1, Licensor has elected to terminate the production of new batches of commercial material of Compound. Licensor will facilitate and expedite the transfer of technology and know-how required to produce Compound through two independent companies (leading and secondary manufacturers) designated by Licensee. The transfer of technology and know-how means:

               (a) Licensor will furnish Licensee with the documents on technology and know-how required to produce Compound, which Licensor possesses.

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               (b) The technology and know-how is based on the pilot scale
Compound manufacturing (7-15kg production per batch).

               (c) Licensee will dispatch the chemists to Japan to receive the lectures of the technology and know-how for the production of Compound at the expense of Licensee.

               (d) Licensor has no responsibility if the Compound which Licensee or such two independent companies produce meets registration requirements within the Territory.

Licensor and Licensee will bear respective costs for such technology transfer based on the discussion of the cost-sharing between the parties. Notwithstanding any technology transfer, Licensor shall retain the right to manufacture Compound pursuant to this Section 6.2 in the future. Licensor authorizes Licensee to maintain Licensor as producer of record for Compound supply in the current FDA clinical trials dossier and subsequent registration dossiers to be filed elsewhere (referring to the current stock bulk batch and releasing test records of Compound GMP supply, which will be used for Licensee's clinical trials and registration dossiers with the FDA). Licensee will not maintain Licensor as an alternate source of commercial material.

     6.3 Liability. Licensor shall have no obligation or liability for any claim, loss or damage arising out of or in relation to the supply of Compound to Licensee, and/or any use of Compound or any Product containing Compound made by Licensee or Licensee's sub-licensee, or designated companies referred to in
Section 6.2.

ARTICLE 7. TERM AND TERMINATION

     7.1 Term. Unless otherwise terminated earlier pursuant to this Article 7, this Agreement shall continue in full force and effect until the fifteenth
(15th) anniversary of first sale of a Product or Analog Product by Licensee.

     7.2 Termination for Breach. Either party may terminate this Agreement in the event the other party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for one hundred twenty (120) days after written notice thereof was provided to the breaching party by the non-breaching party. Any termination shall become effective at the end of such one hundred twenty (120) day period unless the breaching party (or any other party acting on its behalf) has cured any such breach or default prior to the expiration of the one hundred twenty
(120) day period.

     7.3 Termination for Insolvency. If voluntary or involuntary proceedings by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if voluntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.

     7.4 Clinical Studies, Product Development and Abandonment. This Agreement may be terminated upon written notice from Licensor to Licensee if:

          (a) Licensee fails to begin a clinical study with respect to a Product or Analog Product

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TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
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within one year after FDA approval of the Licensee's IND for the first Product or Analog Product; or

          (b) Licensee fails to engage in and continue further stages of a clinical study of a Product or Analog Product within one year after FDA approval of the first Licensee protocol for a clinical study; or

          (c) Licensee does not develop, or has no intention to develop the Compound or a Compound Analog, as determined at the discretion of Licensor, or Licensee does not initiate the development of the Compound or any Compound Analog as a human drug within one (1) year after the execution of this Agreement, or as an animal drug within two (2) years after the Effective Date of this Agreement.

     7.5 Effect of Breach or Termination.

          7.5.1. Paid Up License. Upon expiration of this Agreement as provided in Section 7.1, the license hereunder shall revert to a fully paid, royalty free license with the terms and conditions effective then, other than royalty payment obligation.

          7.5.2 Accrued Obligations. Termination of this Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to such termination, nor shall it preclude either party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

          7.5.3 Stock on Hand. In the event this Agreement is terminated for any reason, Licensee shall have the right to sell or otherwise dispose of the stock of any Product or Analog Product subject to this Agreement then on hand or in the process of manufacture at the time of termination, subject to the right of Licensor to receive royalties thereon.

     7.6 Assignment. Neither party shall assign its rights or obligations under this Agreement, in whole or in part, by operation of law or otherwise, without the prior written consent of the other party; provided however, that either party may, without such consent, assign this Agreement and its rights and obligations thereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction; provided further that, in the event of any such transaction, intellectual property rights of any person or entity, other than Licensor or Licensee or their affiliates, that is an acquiring party in such transaction shall not be included in the intellectual property licensed hereunder. Any purported assignment in violation of this Section 7.6 shall be void. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     7.7 Survival. Section 6.3 and Articles 7, 8 and 9 shall survive any termination of this Agreement for any reason.

ARTICLE 8. CONFIDENTIALITY

     8.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for seven (7) years thereafter, the receiving party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than the purposes contemplated by this Agreement any information and data furnished to it by the disclosing party hereto pursuant to this Agreement (hereinafter referred to as "Confidential Information"), except that to the extent that it can be established by competent proof by the receiving party that such Confidential
Information:

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TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
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     (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure, as evidenced by its written records; or

     (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party; or

     (c) became generally available to the public or otherwise became part of the public domain after its disclosure, other than through any act or omission of the receiving party in breach of this Agreement; or

     (d) was independently developed by the receiving party, as demonstrated by documented evidence prepared contemporaneously with such independent development; or

     (e) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

     8.2 Oral Disclosure. Information or data which is orally disclosed shall constitute Confidential Information if disclosing party, within thirty (30) days after such disclosure, delivers to the receiving party a written notice describing such Confidential Information and referring the place and date of such oral disclosure and the names of the employees or officers of the receiving party to whom such disclosure was made.

     8.3 Permitted Use and Disclosure. Each party hereto may use or disclose information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications contemplated hereby, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials contemplated hereby, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

     8.4 Public Disclosure. Except as otherwise required by law, neither party shall issue a press release or make any other public oral or written disclosure of the terms of this Agreement without the prior approval of such press release or other public disclosure by the other party. Each party shall submit any such press release or public disclosure to the other party, and the receiving party shall have reasonable time and up to two (2) weeks to review and approve or disapprove any such press release or public disclosure. If the receiving party does not respond within such two (2) weeks period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the non-disclosing party's prior review and comment.

     8.5 Return of Confidential Information. Upon any termination, but not expiration, of this Agreement, all licenses and rights under such licenses shall terminate, and Licensor and Licensee shall promptly return to the other party all Confidential Information received from the other party (except one copy of which may be retained for archival purposes), and neither party shall be entitled to use any such Confidential Information of the other party for any purpose following such termination.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
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Article 9. Miscellaneous

     9.1 Governing Law. This Agreement and any disputes arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without reference to conflict of law principles.

     9.2 Entire Agreement. This Agreement, which includes the Appendices hereto, contains the entire agreement between Licensor and Licensee with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto including the License Agreement between the parties dated and entered into as of July 24, 2001.

     9.3 Notices. All notices or other communications, which are required or permitted hereunder, must be in writing and must be mailed (registered postage prepaid), or sent by confirmed facsimile, to the appropriate party addressed as follows:

          If to Licensor: Kaneka Corporation

               2-4, Nakanoshima 3-chome, Kita-Ku
               Osaka 530-8288, Japan

                    Attention: General Manager
                    Life Science RD Center
                    Fax: +81(794)45-2459

          If to Licensee: Merlin Technologies, Inc.
               2 Oliver Street, 3rd Floor
               Boston, Massachusetts 02109, USA

                    Attention: Chief Executive Officer
                    Fax: +1(617) 423-9997

If any notice or other communication, which is required or permitted hereunder, is given by airmail, it will be effective on seventh (7th) day after it is deposited in the mails; if given by confirmed facsimile, when delivered. Any party may by such notice change the address to which notice of other communications to it is to be delivered or mailed.

     9.4 Waivers and Amendments. Any waivers of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing signed by the parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

     9.5 Severability. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and the remaining provision of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

     9.6 Section Headings. The section headings contained herein are for the purpose of convenience and are not intended to define or limit the contents of such sections.

     9.7 Arbitration. Any controversy arising out of or in relation to this Agreement, or the breach

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thereof shall be settled mutual consultation and negotiation between the parties hereto, but if failed, the claim brought against Licensor shall be settled exclusively by arbitration to be held in Osaka, Japan, in accordance with the rules of the Japan Commercial Arbitration Association, and the claim brought against Licensee shall be settled exclusively by arbitration to be held in Boston, Massachusetts, USA, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any judgment upon, the award rendered by the arbitrators may be entered in any court having jurisdiction.

     9.8 Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereby have executed this Agreement by their duly authorized representatives as of the Effective Date.

                                        KANEKA CORPORATION


                                        By: /s/ Takehisa Ohashi
                                            ------------------------------------
                                            Name: Takehisa Ohashi, PhD
                                            Title: General Manager
                                                   Life Science RD Center


                                        MERLIN TECHNOLOGIES, INC


                                        By: /s/ Chalom Sayada
                                            ------------------------------------
                                            Name: Chalom Sayada, PhD, MD
                                            Title: President and Chief
                                                   Executive Officer

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APPENDIX 1

CHEMICAL STRUCTURE

                                    [GRAPHIC]

CODE NO.: KRM-1648

GENERAL NAME: Rifalazil

CAS NO.: 129791-92-0

CHEMICAL NAME: 5,12-Dihydroxy-2,4-dimethyl-10-[4-(2-methyl- propyl)-l-piperazinyl]-2,7-[oxy(5-acetoxy-7, 9-dihydroxy-3-methoxy-4,6,8,10,14-pentamethyl-15-oxo-l,ll,13-pentadecatriene-l,15-diyl)imino]-6H-benzofuro
[4,5-a]phenoxazine-l(2H),6-dione
or
3'-Hydroxy-5'-(4-isobutyl-l-piperazinyl)benzoxazinorifamycin

MOLECULAR FORMULA: C(51)H(64)N(4)O(13)

MOLECULAR WEIGHT:

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APPENDIX 2

             LIST OF THE PATENTS RELATED TO THE RIFAMYCIN DERIVATIVE

1. "3'- Hydroxybenzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"
     U.S.: Patent No. 4,983,602           Expiration Date: February 5, 2006
     Canada: Patent No. 1,304,363         Expiration Date: June 30, 2009
     EPC (BE, CH, DE, ES, FR, GB, IT, LI):
          Patent No. 0366914              Expiration Date: September 14, 2009
          Patent No. (DE) 68919650.4
     China: Patent No. 24,993             Expiration Date: September 16, 2004
     Singapore: Patent No. 9,790,350-4    Expiration Date: September 14, 2009
     Japan Patent No. 2544488             Expiration Date: November 1, 2008

2.   "3'-alkyl, -arylsiryloxybenzoxazinorifamycin derivatives"
     China: Patent No. 39,298             Expiration Date: August 16, 2006
     Taiwan: Patent No. 60,726            Expiration Date: January 20, 2008
     Korea: Patent No. 203615             Expiration Date: August 3, 2011
             Patent No. 203729            Expiration Date: August 3, 2011
     Japan Patent No. 2620399             Expiration Date: August 10, 2010

3.   "Production method for fine granules"
     U.S.: Patent No. 5,547,683           Expiration Date: October 6, 2013
     EPC (BE, CH, DE, ES, FR, GB, IT, LI):
          Patent No. 0616841              Expiration Date: October 6, 2013
          Patent No. (DE) 69322764.8
     Canada: Appl. No. 2,124,568          Filed: October 6, 1993
                                                             (under examination)
     China: Appl. No. 93,118,594.7        Filed: October 6, 1993
                                          Expiration Date:  October 6, 2013
     Korea: Appl. No. 701,971-94          Filed: October 6, 1993
                                                             (under examination)
     Japan: Appl. No. P04-297905          Filed: October 9, 1992
                                                             (under examination)

4.   "Treatment of chlamydia infectious diseases by rifamycin derivative"
     US: Patent No. 5,786,349             Expiration Date: December 9, 2016
     Canada: Appl. No. 2,192,255          Filed : December 6, 1996
     EPC (BE, CH, DE, ES, FR, GB, IT, LI):
          Patent No. 0778022              Expiration Date: December 6, 2016
          Patent No. (DE) 69612465.3
     Japan: Appl. No. P08-002634          Filed: January 10, 1995

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5.   "Treatment of disease caused by infection of Helicobacter"
     US: Patent No. 5,981,522             Expiration Date : August 29, 2016
     Canada: Appl. No. 2,204,007          Filed: August 29, 1996
          Appl. No. 2,230,649             Filed: February 27, 1998
     EPC (BE, CH, DE, ES, FR, GB, IT, LI):
          Appl. No. 96928723.4            Filed: August 29, 1996
          Appl. No. 98103481              Filed: February 27, 1998
     Taiwan: Patent No. 113445            Expiration Date : September 5, 2016
          Appl. No. 85110867.1            Filed: February 27, 1998
     Korea: Appl. No. 702,879-97          Filed: August 29, 1996
          Appl. No. 6,462-98              Filed: February 27, 1998
     Japan: Appl. No. P10-038590          Filed: February 20, 1998

6.   "Method for treating mastitis in a domestic animal"
     US: Appl. No. 463580                 Filed: July 29, 1997
     CA: Appl. No. 2297012                Filed: July 29, 1998
     EPC (DE, GB, FR, IT, CH, NL, SE) :
          Appl. No. 98,937,047.3          Filed: July 29, 1998
     Taiwan: Appl. No. 88,100,078         Filed: January 5, 1999
     Korea: Appl. No. 00-7,000,601        Filed: July 29, 1998
     Australia: Appl. No. 85844-98        Filed: July 29, 1998
     New Zealand: Appl. No. 503,027       Filed: July 29, 1998
     China: Appl. No. 98,807,682.9        Filed: July 29, 1998
     Japan: Appl. No. P2000-504.861       Filed: July 29, 1998

7. "Antimicrobial compositions with synergistic effect, drugs and remedies for digestive diseases containing the same, process for the production thereof and preparations associated therewith"
     PCT (US, CA, DE, GB, FR, IT, CH, BE, ES, JP, KR):
          Appl. No. PTC/WO99-43327        Filed: February 17, 1999
     Taiwan: Appl. No. 88,102,542        Filed: February 22, 1999

8. "Method for treatment of bacterial infections with once or twice-weekly administered rifalazil"(PathoGenesis assigned to Kaneka, 2000)
     US: Appl. No. 112,921                Filed: December 18, 1998
     PCT ( CA, DE, ES, FR, GB, IT, AT, BE, CH, DK, GR, FI, LU, NL, PT, SE, KR, CN, JP):
     Appl. No. PTC/WO00/35408,            Filed: December 18, 1998

9. "Benzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"
     US Patent No. 4,690,919              Expiration Date February 5, 2006
     Canada Patent No. 1,256,430          Expiration Date June 27, 2006
     EPC (BE, CH, FR, GB, IT, LI, NL, SE, DE)
          Patent No. 0,190,709            Expiration Date February 4, 2006
     China Patent No. 24,976              Expiration Date May 31, 2001
     Japan Patent No. 1,854,546           Expiration Date January 20, 2006

          [***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS
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10.  "Alkyl-substituted benzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"
     US: Patent No. 4,859,661             Expiration Date: July 13, 2007

11. "Substituted benzoxazinorifamycin derivative and antibacterial agent containing the same"
     US Patent No. 4,965,261              Expiration Date: March 16, 2009
     Canada Patent No. 1,293,503          Expiration Date: December 23, 2008
     EPC (BE, CH, ES, FR, GB, IT, LI, DE):
          Patent No. 0,333,176            Expiration Date: March 15, 2009
          Patent No. (DE) 68924722.2
     China Patent No. 20,729              Expiration Date: March 17, 2004
     Japan Patent No. 2544488             Expiration Date: September 14, 2009

Note: Request the Patent Office to proceed the validity of patent 10 and 11 to be recovered

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TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
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APPENDIX 3

1*. "3'- Hydroxybenzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"

2.   "3'-alkyl, -arylsiryloxybenzoxazinorifamycin derivatives"

4.   "Treatment of chlamydia infectious diseases by rifamycin derivative"

5.   "Treatment of disease caused by infection of Helicobacter"

6.   "Method for treating mastitis in a domestic animal"

8. "Method for treatment of bacterial infections with once or twice-weekly administered rifalazil" (PathoGenesis assigned to Kaneka, 2000)

9. "Benzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"

10. "Alkyl-substituted benzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"

11. "Substituted benzoxazinorifamycin derivative and antibacterial agent containing the same"

* Serial numbers are the same as shown in Appendix 2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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APPENDIX 4

                   PATENTS AND COUNTRIES REQUIRING MAINTENANCE

1*. "3'- Hydroxybenzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"
     US, CA, DE, ES, FR, GB, IT, Singapore, Japan

2.   "3'-alkyl, -arylsiryloxybenzoxazinorifamycin derivatives"
     China, Taiwan, Korea, Japan

3.   "Production method for fine granules"
     US, CA, DE, ES, FR, GB, IT, CN, Japan, KR

4. "Treatment of chlamydia infectious diseases by rifamycin derivative" US, CA, DE, ES, FR, GB, IT, Japan

5.   "Treatment of disease caused by infection of Hehcobacter"
     US, CA, DE, ES, FR, GB, IT, Taiwan, Korea, Japan

6.   "Method for treating mastitis in a domestic animal"
     US, CA, DE, GB, FR, IT, NL, Taiwan, Australia, New Zealand, China, Japan

8. "Method for treatment of bacterial infections with once or twice-weekly administered rifalazil"
     US, CA, DE, ES, FR, GB, IT, Korea, China, Japan

9. "Benzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"
     US, CA, FR, GB, IT, DE, Japan

* Serial numbers are the same as shown in Appendix 2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


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                           SECOND AMENDMENT AGREEMENT

This AMENDMENT is made on this day of September 18th, 2002, by and between Kaneka Corporation, a Japanese corporation, having its principal place of business at 2-4, Nakanoshima 3-Chome, Kita-Ku, Osaka 530-8288, Japan ("Licensor") and ActivBiotics, Inc. (formerly known as Merlin Technologies, Inc.), a Delaware corporation, having its principal place of business at 198 Broadway Street, Cambridge, MA 02139, U.S.A. ("Licensee").

WHEREAS, the Licensor and the Licensee have entered into the License Agreement, as of July 24th, 2001;

WHEREAS, the Licensor and the Licensee have entered into the Amended and Restated License Agreement, as of September 27th, 2001 (the "Agreement"); and

WHEREAS, in response to the Licensee's request and inquiry, the Licensor has decided to definitively not to keep any rights to execute at any time its option to an exclusive license in the Option Country, as provided in Section 2.1 (a) of the Agreement.

NOW, THEREFORE, the parties hereto have agreed as follows:

Article 1. Defined Terms

     The terms defined in the Agreement and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Article 2. Amendments to the Agreement

2.1 The Licensor and the Licensee agree to add the followings to Section 3.1 of the Agreement:

     (h) Initial Payment. The Licensee shall pay [***] dollars ($[***]) in cash to the Licensor, within sixty (60) days from the date of the execution hereof.

     (i) First Milestone Payment. The Licensee shall pay the Licensor [***] dollars ($[***]) in the form of shares of a new series of preferred stock of the Licensee (such shares of such new series of preferred stock to be specific for this milestone payment and equivalent to the Common Stock in all respects except that such series of preferred stock will rank senior to the common stock and that the per share price of each share of such new series of preferred stock shall be equal to that paid by the licensee's then most recent equity investor), such form of payment to be determined by the Licensee and the Licensor

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
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SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

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                                        2


          through discussions and upon reaching a reasonable agreement, upon demonstration of human clinical efficacy of a Product by the Licensee or its Sub-licensee (i.e., transition from Phase II to Phase III trials in the Option Country, which shall be indicated by enrollment of the first five patients in a pivotal Phase III trial) in at least one indication of the following indications: MAC in AIDS patients, M. tuberculosis, H. Pylori in Peptic ulcer patients, Chlamydia pneumoniae in Multiple Sclerosis or Atherosclerosis, Chlamydia trachomatis in Sexually Transmitted Disease or Community acquired pneumonia patients or Staphylococcus aureus infection.

          (j) Final Milestone Payment. Upon NDA approval in the Option Country (except [***]; [***] shall still be subjected to the terms and conditions of Section 3.1(c) in the Agreement) obtained by the Licensee or its Sub-licensee, the Licensee shall pay the Licensor [***] dollars ($[***]) in the form of shares of a new series of preferred stock of the Licensee (such shares of such new series of preferred stock to be specific for this milestone payment and equivalent to the Common Stock in all respects except that such series of preferred stock will rank senior to the Common Stock and that the per share price of each share of such new series of preferred stock shall be equal to that paid by the Licensee's then most recent equity investor) or in cash, at the sole option of the Licensee.

2.2 The Licensor and the Licensee agree to amend Section 2.9 of the Agreement as follows:

     2.9 Improvement. In the event that either of the party develops new production or manufacturing technology, patentable or not, which may significantly improve the production efficiency or the production quality of Compound or Product or Compound Analog or Analog Product, the party shall notify thereof to the other party in writing, and if the notified party be interested in the licensing of such production or manufacturing technology, the parties hereto shall have a first refusal right to negotiate such licensing in good faith.

2.3 The Licensor and the Licensee agree to amend Sections 3.1(b), 3.1(c), 3.1(d) and 3.1(f) of the Agreement as follows:

          (b) First Milestone Payment. Licensee shall pay Licensor [***] dollars ($[***]) which shall include (i) [***] dollars ($[***]) in cash and
          (ii) [***] dollars ($[***]) in cash or [***] dollars ($[***]) in the form shares of a new series of preferred stock of the Licensee (such shares of such new series of

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                                        3


          preferred stock to be specific for this milestone payment and equivalent to the Common Stock in all respects except that such series of preferred stock will rank senior to the Common Stock and that the per share price of each share of such new series of preferred stock shall be equal to that paid by the Licensee's then most recent equity investor), such form of payment to be determined by the Licensee and the Licensor through discussions and upon reaching a reasonable agreement, upon demonstration of human clinical efficacy of a Product by Licensee or its Sub - licensee (i.e., transition from Phase II to Phase III trials, which shall be indicated by enrollment of the first five patients in a pivotal Phase III trial) in at least one indication of the following indications: MAC in AIDS patients, M. tuberculosis,
          H. Pylori in Peptic ulcer patients, Chlamydia pneumoniae in Multiple Sclerosis or Atherosclerosis, Chlamydia trachomatis in Sexually Transmitted Disease or Community acquired pneumonia patients or Staphylococcus aureus infection.

          (c) Final Milestone Payment. Upon NDA approval obtained by Licensee or its Sub - licensee in the United States, Europe or Japan, Licensee shall pay Licensor [***] dollars ($[***]) which shall include (i) [***] dollars ($[***]) in cash and (ii) [***] dollars ($[***]) in cash or [***] dollars ($[***]) in the form of shares of a new series of preferred stock of the Licensee (such shares of such new series of preferred stock to be specific for this milestone payment and equivalent to the Common Stock in all respects except that such series of preferred stock will rank senior to the Common Stock and that the per share price of each share of such new series of preferred stock shall be equal to that paid by the Licensee's then most recent equity investor) at the sole option of the Licensee.

     3.1(d) Royalties. The Licensee shall pay to the Licensor royalties based on the Net Sales of the Product. The royalty shall be paid quarterly within sixty (60) days of the close of the Licensee's fiscal quarter. In the case of a product for Human use, where Compound is the only active ingredient for which the royalty is paid, the royalty shall be equal to [***] percent ([***]%) of the Net Sales of Product for a combination product containing Compound as one of the active component where the Licensee does not pay a royalty to third party, or [***] percent ([***]%) in the case of combination product(s) containing Compound as an active component wherein the Licensee must pay a royalty to a third party, or already acquired the additional patented combined technology from a third party even with no royalty payments, or developed the new patented combined technology internally de novo. In the case of a Product for veterinary use, where Compound is the only active ingredient for which the royalty is paid, the royalty shall be equal to [***] percent

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SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

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                                        4


          ([***]) of the Net Sales, or [***] percent ([***]) in the case of combination Product(s) wherein the Licensee must pay a royalty to a third party.

     3.1 (f) Analog Royalties. The Licensee shall pay to the Licensor royalties based on the Net Sales of the Analog Product. The royalty shall be paid quarterly within sixty (60) days of the close of the Licensee's fiscal quarter. In the case of a product for Human use, where Compound Analog is the only active ingredient for which the royalty is paid, the royalty shall be equal to [***] percent ([***]%) of the Net Sales of Analog Product for a combination product containing Compound Analog as one of the active components where the Licensee does not pay a royalty to third party, or [***] percent ([***]%) in the case of combination product(s) containing Compound Analog as an active component wherein the Licensee must pay a royalty to a third party, or already acquired the additional patented combined technology from a third party even with no royalty payments, or developed the new patented combined technology internally de novo. In the case of a Analog Product for veterinary use, where Compound Analog is the only active ingredient for which the royalty is paid, the royalty shall be equal to [***] percent ([***]%) of the Net Sales, or [***] percent ([***]%) in the case of combination Analog Product(s) wherein the Licensee must pay a royalty to a third party.

Article 3. Exchange of Stock

     Licensor and Licensee hereby agree to convert the one hundred twenty thousand common stocks issued to Licensor by Licensee on October 15th, 2001, pursuant to the provision in the Agreement, to one hundred twenty thousand Preferred A Shares, equivalent in all respects to the Series A round Preferred A Shares issued in October 2001 as part of the Series A round of financing.

Article 4. No Other Amendments or Waivers

     Except as expressly provided in this Amendment, all the terms and conditions of the Agreement are hereby ratified and confirmed and remain in full force and effect.

Article 5. Execution in Counterparts

     This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

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                                        5


     This Amendment shall be effective upon execution and delivery of this Amendment by the parties hereto, and shall be governed by the applicable law specified in Section 9.1 of the Agreement.

Signed and delivered by a duly authorized representative of each party.

                                        KANEKA CORPORATION


                                        /s/ Takehisa Ohashi
                                        ----------------------------------------
                                        Takehisa Ohashi, PhD
                                        General Manager, Life Science RD Center


                                        ACTIVBIOTICS, INC.


                                        /s/ Chalom Sayada
                                        ----------------------------------------
                                        Chalom Sayada, PhD, MD
                                        President and Chief Executive Officer

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                            THIRD AMENDMENT AGREEMENT

     This THIRD AMENDMENT AGREEMENT ("Amendment") is made on this 29th day of August, 2004, by and between Kaneka Corporation, a Japanese corporation, having its principal place of business at 2-4, Nakanoshima 3-Chome, Kita-Ku, Osaka 530-8288, Japan ("Licensor") and ActivBiotics, Inc. (formerly known as Merlin Technologies, Inc.), a Delaware corporation, having its principal place of business at 128 Spring Street, Lexington, MA, 02421, U.S.A. ("Licensee").

     WHEREAS, the Licensor and the Licensee have entered into the License Agreement, as of July 24, 2001;

     WHEREAS, the Licensor and the Licensee have entered into the Amended and Restated License Agreement, as of September 27, 2001 (the "Amended and Restated Agreement");

     WHEREAS, the Licensor and the Licensee have entered into the Second Amendment Agreement, as of September 18, 2002 (the "Second Amendment Agreement"), pursuant to which Licensor and Licensee have agreed to amend the Amended and Restated Agreement to, among other things, terminate any and all rights that Licensor retained under the Amended and Restated Agreement with respect to the Option Countries;

     WHEREAS, Licensor and Licensee acknowledge that there is no First Amendment Agreement to the Amended and Restated Agreement and that, upon execution and delivery by the parties of this Amendment, the Second Amended Agreement and this Amendment shall be the only amendments in effect to the Amended and Restated Agreement; and

     WHEREAS, in response to the Licensee's request and inquiry, the Licensor has decided to assign to the Licensee certain patents or patent applications of the Licensor as further provided in this Amendment.

     NOW, THEREFORE, the parties hereto have agreed as follows:

ARTICLE 1. DEFINED TERMS

          The term "Current Agreement" as used in this Amendment shall mean the Amended and Restated Agreement as amended and modified by the Second Amendment Agreement Capitalized terms used in this Amendment without definition and that are defined in the Amended and Restated Agreement shall have the meaning ascribed to such terms in the Amended and Restated Agreement. From and after the date of this Amendment, the term "Agreement" as used throughout the Amended and Restated Agreement and/or this Amendment shall mean the Amended and Restated Agreement as amended and modified by the Second Amendment Agreement and this Amendment.

ARTICLE 2. OPTION COUNTRY

          The Licensor and Licensee hereby acknowledge, ratify, confirm and agree that, pursuant to the Second Amendment Agreement, Licensor and Licensee agreed to amend the Amended and Restated Agreement to, among other things, terminate any and all rights that Licensor had previously retained under the Amended and Restated Agreement with respect to the Option Countries. Accordingly, consistent with such agreement, Licensor and Licensee hereby agree that the obligations of Licensee under clause (ii) of Section 2.3 of the Current Agreement have been terminated effective as of the date of the Second Amendment Agreement.

Signature Page to Third Amendment

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ARTICLE 3. PATENTS ASSIGNMENT

3.1 The Licensor hereby assigns to Licensee all of the Licensor's right, title and interest in and to those patents and patent applications that are listed as items number 3, 6, 7, 10 and 11 of the new Appendix 2 attached hereto, and to all rights and claims relating to or arising from such patents and patent applications. Licensor shall execute and deliver such additional documents and instruments of assignment as may be reasonably requested by Licensee from time to time to perfect or evidence the foregoing assignment.

3.2 Any procedures, including but not limited to the applications to or registrations at the relevant authorities in the Territory, necessary to complete the foregoing assignment shall be performed by Licensee.

3.3 The reasonable costs and expenses incurred by Licensor arising out of, or in connection with, the assignment of patents and patent applications contemplated under Section 3.1 of this Amendment shall be borne by Licensee.

ARTICLE 4. CONSIDERATION, ETC.

4.1 In consideration for the assignment of patents and patent applications pursuant to Section 3.1 of this Amendment, Licensee shall pay to Licensor [***] United States Dollars (US$[***]) in cash within thirty (30) days from the date Licensor executed and delivered such additional documents and instruments of assignment as may be reasonably requested by Licensee to perfect or evidence the assignment of patents and patent applications pursuant to Section 3.1 of this Amendment.

4.2  For the avoidance of doubt, the amount payable by Licensee pursuant to
     Section 4.1 of this Amendment is consideration only for the assignment of patents and patent applications pursuant to Section 3.1 of this Amendment, and no milestone payment or royalty to be paid to Licensor by Licensee under the Current Agreement shall be affected in any way notwithstanding the assignment of patents and patent applications pursuant to Section 3.1 of this Amendment.

4.3 In the event that Licensee sells, transfers or assigns any part or all the right, title and/or interest in and to the patents and patent applications assigned to Licensee by Licensor hereunder to any third party, Licensee shall cause such third party to agree in writing to become bound by all of the terms and provisions of this Agreement applicable to such patents and patent applications to the same extent that Licensee is then bound under the Agreement, and Licensee shall provide Licensor with a copy of the documents and agreements signed by such third party for purposes of enabling Licensor to confirm that such third party is bound by all of the terms and provisions of this Agreement applicable to such patents and patent applications to the same extent that Licensee is then bound. This
     Section 4.3 shall survive the termination of the Agreement pursuant to
     Section 7.2, 7.3 and/or 7.4.

ARTICLE 5. AMENDMENTS TO THE CURRENT AGREEMENT

5.1 The terms of the Current Agreement will remain unchanged except to the extent that the Current Agreement is amended and modified pursuant to the provisions set forth in this Amendment.

5.2 Appendix 2 to the Current Agreement shall be replaced by the new Appendix 2 attached hereto.

5.3 The definitions set forth in the Current Agreement are hereby amended as follows:

Signature Page to Third Amendment

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     Sections 1.1, 1.4, 1.7, 1.8, 1.11, 1.12, 1.13, 1.14, 1.15 and 1.16 of the
     Current Agreement are hereby amended to read in their entirety as set forth below; and seven new definitions numbered as Sections 1.18, 1.19, 1.20, 1.21, 1.22, 1.23 and 1.24 are hereby added as set forth below:

     1.1 "Analog Product" or "the Analog Product" shall mean any pharmaceutical product containing a Compound Analog as the active pharmaceutical ingredient of such pharmaceutical product.

     1.4 "Compound Analog" shall mean those analogs of Compound whose chemical structures are covered by composition of matter claims under any of the patents or patent applications listed in Appendix 2 attached hereto.

     1.7 "Field" shall mean any and all possible indications and uses of the Compound, any Compound Analog, any Derivative, any Product, any Analog Product and any Derivative Product, for prevention, treatment or diagnosis of disease in humans or animals, subject to the terms of
          Section 2.1(c) of this Agreement with respect to veterinary applications.

     1.8 "IND" shall mean designation by FDA of a Product as an Investigational New Drug.

     1.11 "Net Sales" shall mean the amounts received by the Licensee and/or its sub-licensee(s) from independent customers who are not affiliates of the Licensee or its sub-licensee, for the sale of Product, Analog Product or Royalty Bearing Derivative Product, as the case may be, less: (a) trade, cash and/or quantity discounts actually allowed and taken; (b) excises, sales taxes, value added taxes, duties and like received from the buyer in addition to the sales price of the goods;
          (c) amounts repaid or credited by reason of purchase charge backs, recalls, rebates (including government mandate rebates), rejections due to defects or returns; and (d) freight, postage and transportation insurance paid for and separately identified on the invoice or other documentation maintained in the ordinary course of business.

     1.12 "[INTENTIONALLY OMITTED]"

     1.13 "Patents" shall mean all of the Original Patents other than those of the Original Patents that are assigned by Licensor to Licensee pursuant to Section 3.1 of the Third Amendment

     1.14 "Products" or "the Product" shall mean any pharmaceutical product containing the Compound as the active pharmaceutical ingredient of such pharmaceutical product.

     1.15 "Technical Information" shall mean any know-how, technical, scientific and medical facts, data, advice or other information, written (in the form of reports, drawings, specifications and the like) or oral, tangible or intangible, which is now or hereafter controlled or possessed by Licensor and which Licensor has the right to license (a) relating to a Product or for conversion of the Compound to a Product,
          (b) relating to any Compound Analog or for the conversion of any Compound Analog into any Analog Product, (c) relating to the conversion of any Compound, Compound Analog, Product or Analog Product into any Derivative or any Derivative Product, (d) relating to any Derivative or any Derivative Product, or the conversion of any Derivative into any other Derivative or any Derivative Product, (e) relating to the manufacture of the Compound or any Compound Analog;

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          Derivative, Product, Analog Product or Derivative Product, (f)
          relating to marketing of any Product, Analog Product or Derivative Product, or (g) required to comply with applicable laws or regulations. Technical Information shall include, but not be limited to, patent files, manufacturing know-how, clinical tests and test results, regulatory submissions and correspondence files, and any other proprietary or trade secret information concerning the Compound or any Compound Analog, Derivative, Product, Analog Product or Derivative Product subject to the confidentiality provisions hereof.

     1.16 "Territory" shall mean all countries of the world.

     1.18 "Derivatives" shall mean (i) new compounds or chemical entities that are discovered, invented, developed, synthesized, made or manufactured using Compound or any Compound Analog, Analog Product or Product, whether as a raw material, intermediate or otherwise, and (ii) new compounds or chemical entities that are discovered, invented, developed, synthesized, made or manufactured using any composition of matter structures, compounds, processes, technology or other items of any kind covered by any of the Original Patents or any of the Technical Information. For the avoidance of doubt, and notwithstanding anything express or implied in the foregoing definition to the contrary, the term "Derivatives" shall not include Compound or any Compound Analog, Analog Product or Product.

     1.19 "Derivative Product" shall mean any pharmaceutical product containing a Derivative as the active pharmaceutical ingredient of such pharmaceutical product.

     1.20 "Original Patents" shall mean (i) Licensor's United States, European and other countries issued patents and applications for patents relating to the Compound or any of the Compound Analogs, whether previously, currently or hereafter issued to, or applied for, by Licensor, (ii) the inventions which are described and claimed therein,
          (iii) any reissues, divisions, substitutions, continuations, continuations-in-part, re-examinations and improvements thereon and extensions thereof, and (iv) any corresponding patent rights in any other country. Licensor represents and warrants to Licensee that all of the patents and patent applications set forth in Appendix 2 attached hereto are included within the Original Patents and that there are no other patents or patent applications within the Original Patents that are not set forth in Appendix 2 attached hereto.

     1.21 "Royalty Bearing Derivatives" shall mean (i) new compounds or chemical entities that are synthesized or manufactured in [***]or [***] using Compound or the compound designated KRM-1158, whether as a raw material, intermediate or otherwise, and (ii) new compounds or chemical entities that are synthesized or manufactured in [***] or [***] using processes covered by any valid claim of the Second Listed Patents.

     1.22 "Royalty Bearing Derivative Product" shall mean any pharmaceutical product or composition containing or manufactured from any Royalty Bearing Derivative.

     1.23 "Second Listed Patents" shall mean the patents listed as item 2 on Appendix 2 hereto.

     1.24 "Third Amendment" shall mean that certain Third Amendment Agreement, dated as of August [27], 2004 by and between Licensor and Licensee for purposes of amending this Agreement.

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5.4  The last sentence of Section 2.l(i) of the Current Agreement is hereby deleted and the following two sentences are hereby inserted therein in lieu thereof:

          "This license shall be an exclusive license, with the right to sub-license. Nothing in this Section 2.l(i) shall limit Licensor's rights under Section 2.10 of this Agreement."

5.5 The last sentence of Section 2.l(ii) of the Current Agreement is hereby deleted and the following two sentences are hereby inserted therein in lieu thereof:

          "This license shall be an exclusive license, with the right to sub-license. Nothing in this Section 2.1(ii) shall limit Licensor's rights under Section 2.10 of this Agreement."

5.6 Section 2.l(iii) of the Current Agreement is hereby renumbered as Section 2.l(iv) and the text thereof is hereby amended to read in its entirety as follows:

          "(iv) Licensor agrees to assign and hereby assigns to Licensee all right, title and interest in and to the Trademarks."

5.7  A new Section 2.1 (iii) is hereby added as follows:

          "(iii) Licensor hereby grants to Licensee a license to the Compound, the Compound Analogs and the Intellectual Property to research, develop, make, have made, import, export, use, distribute for sale, promote, market, offer for sale and sell (on a royalty basis only, except in the case of compassionate use or in the case of clinical trials prior to the issuance of a United States new drug application approval) Derivatives and Derivative Products in the Field in the Territory in accordance with the terms of this Agreement. This license shall be an exclusive license with the right to sublicense. The license granted by Licensor pursuant to this Section 2.1(iii) shall have retroactive effect to the date on which Licensor first granted to Licensee a license pursuant to Section 2.l(i) of this Agreement"

5.8 The text of each of Section 2.l(a) and Section 2.l(b) of the Current Agreement is hereby deleted and replaced with the following text:

               "[Intentionally Omitted]"

5.9 The first sentence of Section 2.3 of the Current Agreement shall be amended to read as follows:

               "Licensee may grant sublicenses hereunder to third parties (the "Sublicensees"), provided however that, if any of such sublicenses includes the right to manufacture Compound and/or Compound Analog-in the Territory, then (A) Licensee shall inform the outline of such Sub-license agreement to Licensor and (B) the terms of any such sublicense shall require that the sublicensee thereunder shall be subject to all of Licensee's obligations under Section 2.10 of this Agreement. In the event that Licensee intends to grant a sublicense hereunder to a third party that includes the right to manufacture Compound and/or Compound Analog in the Territory and such third party is not a

Signature Page to Third Amendment

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          Competitor, then no consent of Licensor shall be required in order for
          Licensee to grant such sublicense. In the event that Licensee intends to grant a sublicense hereunder to a third party that includes the right to manufacture Compound and/or Compound Analog in the Territory and such third party is a Competitor, then, prior to Licensee granting such sublicense to such Competitor, Licensee shall have obtained Licensor's written consent to such sublicense, which consent shall not be unreasonably withheld or delayed by Licensor. For purposes of this
          Section 2.3, the term "Competitor" shall mean any third party that derives substantially all of its revenues from the business of contract manufacturing of bulk pharmaceutical products."

5.10 Section 2.7 of the Agreement shall be amended to read in its entirety as follows:

          "2.7 Permitted Uses of Compound, Compound Analogs and Derivatives. Notwithstanding anything expressed or implied in this Agreement to the contrary and without limiting the rights granted to Licensee pursuant to Section 2.1 above, (i) Licensee may use the Compound, any of the Compound Analogs or any Intellectual Property to research, develop, make, have made, manufacture, have manufactured, use, import, export, distribute, promote, market, offer for sale, sell or otherwise commercialize any Derivative or any Derivative Product anywhere in the Territory, and (ii) Licensee may use any Derivative to research, develop, make, have made, manufacture, have manufactured, use, import, export, distribute, promote, market, offer for sale, sell or otherwise commercialize any other Derivative or any Derivative Product anywhere in the Territory. For the avoidance of doubt, the parties hereby acknowledge and agree that the rights of Licensee under this Section
          2.7 shall be deemed to be within the scope of the rights licensed by Licensor to Licensee pursuant to Section 2.1 hereof and, accordingly, the lights of Licensee under this Section 2.7 are exclusive license rights with the light to sublicense."

5.12 A new Section 2.10 shall be added to the Current Agreement as follows:

          "2.10 The Licensor and Licensee hereby acknowledge, ratify, confirm and agree that, effective as of the date of the License Agreement, Licensor and Licensee have agreed to terminate any and all rights that Licensor had under the Amended and Restated Agreement to manufacture the Compound or any of the Compound Analogs, Products or Product Analogs. Accordingly, consistent with such agreement, Licensor and Licensee hereby agree that Licensee has exclusive worldwide rights to manufacture Compound, Compound Analogs, Derivatives, Products, Analog Products and Derivative Products. Licensor retains the right to negotiate with Licensee, for the manufacture and supply of Compound on terms that are competitive with Licensee's requirements, including, without limitation, competitive with Licensee's requirements on price and quality. Licensee shall be free to accept or reject Licensor's proposals."

Signature Page to Third Amendment

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

5.13 A new Section 3.1(k) will be added to the Current Agreement as follows:

          "(k) Royalties on Certain Derivative Products Subject to Section
               3.1(1) hereof, the Licensee shall pay to Licensor royalties based on the Net Sales of any Royalty Bearing Derivative Product. The royalty shall be paid quarterly within sixty (60) days of the close of the Licensee's fiscal quarter. In the case of a Royalty Bearing Derivative Product for human use where a Royalty Bearing Derivative is the only active pharmaceutical ingredient, the royalty shall be equal to [***] percent ([***]%) of the Net Sales with respect to such Royalty Bearing Derivative Product In the case of a combination product for human use where such combination product consists of any Royalty Bearing Derivative Product or any Royalty Bearing Derivative as one of the active pharmaceutical ingredients of such combination product, the royalty shall be equal to (i) [***] percent ([***]%) of the Net Sales for such combination product if Licensee is not required to pay a royalty to a third party in connection with such combination product and (ii)[***] percent ([***]%) of the Net Sales for such combination product if Licensee is required to pay a royalty to a third party in connection with such combination product, or if Licensee previously acquired such combination product or any active pharmaceutical ingredient of such combination product from a third party with or without royalty payment obligations to such third party, or if Licensee developed such combination product or any active pharmaceutical ingredient of such combination product internally de novo. In the case of a Royalty Bearing Derivative Product for veterinary use where a Royalty Bearing Derivative is the only active pharmaceutical ingredient, the royalty shall be equal to [***] percent ([***]%) of the Net Sales with respect to such Royalty Bearing Derivative Product. In the case of a combination product for veterinary use where such combination product consists of any Royalty Bearing Derivative Product or any Royalty Bearing Derivative as one of the active pharmaceutical ingredients of such combination product, the royalty shall be equal to (i) [***] percent ([***]%) of the Net Sales for such combination product if Licensee is not required to pay a royalty to a third party in connection with such combination product and (ii) [***] percent ([***]%) of the Net Sales for such combination product if Licensee is required to pay a royalty to a third party in connection with such combination product, or if Licensee previously acquired such combination product or any active pharmaceutical ingredient of such combination product from a third party with or without royalty payment obligations to such third party, or if Licensee developed such combination product or any active pharmaceutical ingredient of such combination product internally de novo."

5.14 Anew Sections 3.1(1) will be added to the Current Agreement as follows:

          "(l) Royalty Payment Obligation Notwithstanding anything expressed or implied in this Agreement to the contrary, the obligation of Licensee and its sublicensees to make payment of royalties to Licensor under this Agreement in connection with sales by Licensee or its sublicensees of any Royalty Bearing Derivative Product shall apply only if and for so long as the synthesis or manufacture of such Royalty Bearing Derivative Product by Licensee or any of its sublicensees would, absent an assignment of, or a license to, the Second Listed Patents, infringe an

Signature Page to Third Amendment

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
               unexpired valid claim of the Second Listed Patents."

5.15 Section 3.2 of the Current Agreement shall be amended to read in its entirety as follows:

          "3.2 Officer's Certificates. With each payment made pursuant to
               Section 3.1(d), (f) and (k) hereof, Licensee shall provide Licensor with a certificate signed by an officer of Licensee which states the total amount due and payable and the manner in which that amount was calculated and which certifies that the information so provided is true and correct."

5.16 Section 7.1 of the Current Agreement shall be amended to read in its entirety as follows:

          "7.1 Term. Unless otherwise terminated earlier pursuant to this
               Article 7, this Agreement shall continue in full force and effect until the fifteenth (15th) anniversary of first sale of a Product, an Analog Product or a Derivative Product, whichever is earlier, by Licensee or its sublicensees, notwithstanding any patent assignment to Licensee by Licensor hereunder or in the future nor any expiration or termination of Patents"

5.17 The addressees set forth in Section 9.3 of the Current Agreement shall be amended to read as follows:

     "If to Licensor:   Kaneka Corporation
                        Life Science RD Center
                        1-8, Miyamae-machi, Takasago-cho
                        Takasago-shi, Hyogo 676-8688, Japan

                        Attention: General Manager
                        Life Science RD Center
                        Fax: +81(794) 45-2459

     If to Licensee:    ActivBiotics, Inc.
                        128 Spring Street
                        Lexington, MA 02421
                        USA

                        Attention: Chief Executive Officer
                        Fax: +1 (781) 274-9129"


ARTICLE 6. NO OTHER AMENDMENTS OR WAIVERS

     Except as expressly provided in this Amendment, all the terms and conditions of the Current Agreement are hereby ratified and confirmed and remain in full force and effect.

ARTICLE 7. EXECUTION IN COUNTERPARTS, ETC.

7.1 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

7.2 This Amendment shall be effective upon execution of this Amendment by the parties hereto, and shall be governed by the applicable law specified in
     Section 9.1 of the Agreement.

Signature Page to Third Amendment

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     This Amendment has been executed by a duly authorized representative of each party as of the date first above written.

                                        KANEKA CORPORATION


                                        /s/ Nobutaka Tani
                                        ----------------------------------------
                                        Name: Nobutaka Tani, MS
                                        Title: General Manager, Life Science RD
                                               Center


                                        ACTIVBIOTICS, INC.


                                        /s/ Steven C. Gilman
                                        ----------------------------------------
                                        Name: Steven C. Gilman, Ph D.
                                        Title: President and Chief Executive
                                               Officer

Signature Page to Third Amendment

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                   APPENDIX 2

List of the patents related to the Rifamycin derivative:

1. "'3'- Hydroxybenzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"

     US: Patent No. 4,983,602                Expiration Date: February 5, 2006
     Canada: Patent No. 1,304,363            Expiration Date: June 30, 2009
     EPC (BE, CH, DE, ES, FR, GB, IT, LI):
             Patent No. 0366914              Expiration Date: September 14, 2009
             Patent No. (DE) 68919650.4
     China: Patent No. 24,993                Expiration Date: September 16, 2004
     Singapore: Patent No. 38437             Expiration Date: September 14, 2009
     Japan: Patent No. 2544488               Expiration Date: November 1, 2008

     THIS PATENT WILL BE RETAINED BY KANEKA.

2.   "'3'-alkyl, -arylsiryloxybenzoxazinorifamycin derivatives"

     China: Patent No. 39,298                Expiration Date: August 16, 2006
     Taiwan: Patent No. 60,726               Expiration Date: January 20, 2008
     Korea: Patent No. 203615                Expiration Date: August 3, 2011
            Patent No. 203729                Expiration Date: August 3, 2011
     Japan: Patent No. 2620399               Expiration Date: August 10, 2010

     THIS PATENT WILL BE RETAINED BY KANEKA.

3.   "Production method for fine granules"

     U.S.: Patent No. 5,547,683              Expiration Date: October 6, 2013
     EPC (BE, CH, DE, ES, FR, GB, IT, LI):
             Patent No. 0616841              Expiration Date: October 6, 2013
             Patent No (DE) 69322764 8
     Canada: Patent No. 2,124,568            Expiration Date: October 6, 2013
     China: Patent No. 1091628               Expiration Date: October 6, 2013
     Korea: Patent No. 294525                Expiration Date: October 6, 2013
     Japan: Patent No. 03492688              Expiration Date: October 9, 2012

     THIS PATENT HAS BEEN ASSIGNED TO ACTIVBIOTICS.

4.   "Treatment of chlamydia infectious diseases by rifamycin derivative"

     US: Patent No. 5,786,349                Expiration Date: December 9, 2016
     Canada: Appl. No. 2,192,255             Filed: December 6, 1996
             (decision of patent)
     EPC (BE, CH, DE, ES, FR, GB, IT, LI):
             Patent No. 0778022              Expiration Date: December- 6, 2016
             Patent No. (DE) 69612465.3
     Japan: Appl. No. 08-002634              Filed January 10, 1995

     THIS PATENT WILL BE RETAINED BY KANEKA.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

5.   "Treatment of disease caused by infection of Helicobacter"

     U.S.: Patent No. 5,981,522              Expiration Date: August 29, 2016
     Canada:
          Appl. No. 2,230,649                Filed: February 27, 1998
          (decision of patent)
     EPC (BE, CH, DE, ES, FR, GB, IT, LI):
          Appl. No. 969287234                Filed: August 29, 1996
          (decision of patent)
          Appl. No. 98103481                 Filed: February 27, 1998
     Taiwan: Patent No. 113445               Expiration Date: February 26, 2018

     Korea: Patent No. 407849                Expiration Date: August 29, 2016
          Patent No. 407851                  Expiration Date: February 27, 2018
     Japan: Appl. No. 10-038590              Filed: February 20, 1998

     THIS PATENT WILL BE RETAINED BY KANEKA.

6.  "Method for treating mastitis in a domestic animal"

     U.S.: Patent No. 6486161                Expiration Date: July 28, 2017
     CA: Appl. No. 2297012                   Filed: July 29, 1998
          (on abandonment)
     EPC (DE, GB, FR, H, CH, NL, SE):
          Patent No. 1001778                 Expiration Date: July 28,
          (on abandonment)

     Taiwan: Appl. No. 88,100,078            Filed: January 5, 1999
          (on abandonment)
     Korea: Appl. No. 00-7,000,601           Filed: July 29, 1998
          (on abandonment)
     Australia: Patent. No. 756367           Expiration Date: July 28,2018
          (on abandonment)

     New Zealand: Patent No. 503027           Expiration Date: July 28, 2018
          (on abandonment)
     China: Appl. No. 98,807,682.9           Filed: July 29, 1998
          (on abandonment)
     Japan: Appl. No. 2000-504,861           Filed: July 29, 1998

     THIS PATENT HAS BEEN ASSIGNED TO ACTIVBIOTICS

7. "Antimicrobial compositions with synergistic effect, drugs and remedies for digestive diseases containing the same, process for the production thereof and preparations associated therewith"

     U.S.: Patent. No. 6362169               Expiration Date: February 16, 2019
     EP: Appl. No. 99905227.7                Filed; February 17, 1999
     CA: Appl. No. 2321265                   Filed; February 17, 1999
     KR: Appl. No 00-7008855                 Filed; February 17, 1999

     Taiwan: Appl. No. 88,102,542            Filed; February 22, 1999
     JP: Appl. No. 2000-533123               Filed; February 17, 1999

THIS PATENT HAS BEEN ASSIGNED TO ACTIVBIOTICS

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

8. "Method for treatment of bacterial infections with once or twice-weekly administered rifalazil" (PathoGenesis assigned to Kaneka, 2000).

     U.S.: Patent No. 6316433                Expiration Date: December 15, 2019
          Patent No. 6566354                 Expiration Date: February 28, 2020
          Appl. No. 10/243141                Filed: November 14, 2002
     CA: Appl. No. 2355283                   Filed: December 16, 1998
     EPC: Appl. No. 99968906.0               Filed: December 16, 1998
          (under examination)
     KR: Appl. No. 01-7007717                Filed: December 16, 1998
          (under examination)
     CN: Appl. No. 99815782.1                Filed: December 16, 1998
     JP: Appl. No. 2000-587729               Filed: December 16, 1998

     THIS PATENT WILL BE RETAINED BY KANEKA.

9. "Benzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"

     U.S.: Patent No. 4,690,919              Expiration Date: February 5, 2006
     Canada: Patent No. 1,256,430            Expiration Date: June 27, 2006
     EPC (BE, CH, FR, GB, IT, LI, NL, SE, DE)
          Patent No. 0,190,709               Expiration Date: February 4, 2006
     China: Patent No. 24,976                Expiration Date: May 31, 2001
     Japan: Patent No. 1,854,546             Expiration Date: January 20, 2006

     THIS PATENT WILL BE RETAINED BY KANEKA.

10. "Alkyl-substituted benzoxazinorifamycin derivative, process for preparing the same and antibacterial agent containing the same"

     U.S.: Patent No. 4,859,661              Expiration Date: July 13, 2007

     THIS PATENT HAS BEEN ASSIGNED TO ACTIVBIOTICS.

11. "Substituted benzoxazinorifamycin derivative and antibacterial agent containing the same"

     U.S.: Patent No. 4,965,261              Expiration Date: March 16, 2009
     Canada: Patent No. 1,293,503            Expiration Date: December 23, 2008
     EPC (BE, CH, ES, FR, GB, IT, LI, DE):
          Patent No. 0,333,176               Expiration Date: March 15, 2009
          Patent No. (DE) 68924722 2
     China: Patent No. 20,729                Expiration Date: March 17, 2004
     Japan: Patent No. 2780807               Expiration Date: March 17, 2009
          (on abandonment)

     THIS PATENT HAS BEEN ASSIGNED TO ACTIVBIOTICS.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED